UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: March 13, 2024

(Date of earliest event reported)

GOLDRICH MINING COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-06412

Alaska (State or other jurisdiction of incorporation)	91-0742812 (IRS Employer Identification No.)

2525 E. 29th Ave. Ste. 10B-160

Spokane, Washington 99223

(Address of principal executive offices, including zip code)

(208) 697-1641

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 13, 2024, the Company entered into a Stipulation to Judgment and an Order to Stay Proceedings for the lawsuit first announced on February 14, 2024, between William Schara (the “Plaintiff”), the Company’s former CEO, vs. the Company and its current directors.

The Company, as judgment debtor, agrees and stipulates that it owes and is liable to the Plaintiff a Judgment Amount of $1,299,451.48 for unpaid wages and expenses. Plaintiff agrees not to file the Judgment unless and until one of the following three things occur: (1) the Company fails to pay the agreed upon Judgment Amount on or before September 13, 2024, (2) the Company files for bankruptcy, or (3) if any party provides notice of intent to file, or exercises a right to collect, on the assets of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDRICH MINING COMPANY (Registrant)
Dated: March 15, 2024	By:	/s/ Ted R. Sharp
Ted R. Sharp Chief Financial Officer